Fees Summary	Jun. 26, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 130,895,261.85
Previously Paid Amount	18,815.26
Total Fee Amount	20,040.06
Total Offset Amount	0
Net Fee	$ 1,224.80